Exhibit 10.1

March 11, 2020

ELEVENTH AMENDMENT TO PROMISSORY NOTE

This Eleventh Amendment to Promissory Note (this “Amendment”) is to be effective as of the close of business March 11, 2020, or as otherwise stated herein.

WHEREAS, the undersigned are parties to that certain Promissory Note (as the same has been and may be hereafter renewed, amended, modified, or extended, the “Note”) dated as of March 12, 2009 in the original amount of $12,910,386.14, made by WEINGARTEN REALTY INVESTORS (“Weingarten”), a Texas real estate investment trust, and payable to the order of RELIANCE TRUST COMPANY, the directed non-discretionary trustee (“Trustee”) of the Master Nonqualified Plan Trust (the “Trust”) under the Weingarten Realty Investors Supplemental Executive Retirement Plan and Weingarten Realty Investors Retirement Benefit Restoration Plan (collectively the “Plans”); and

WHEREAS, the scheduled maturity date of the Note is March 12, 2020; and

WHEREAS, Weingarten and the Plans desire to extend the maturity date under the Note to a date one year from the date of its currently-scheduled maturity; and

WHEREAS, Weingarten and the Plans desire to amend the Note to reflect this change and desire to memorialize the outstanding balance due under the Note as of March 11, 2020;

NOW, THEREFORE, it is agreed:

1.	The second paragraph of the Note shall be revised to be and read as follows:

“The entire unpaid balance of the Note, including accrued interest, shall be due and payable March 12, 2021.”

2.	As of the close of business March 11, 2020, the balance due under the Note, including accrued interest, is $893,287.47.

In all other respects, the Note is hereby ratified and confirmed.

This instrument may be executed by the parties individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same instrument. Individuals authorized to enter into this amendment on behalf of Weingarten are identified on Exhibit A hereto.

Eleventh Amendment to Promissory Note - 1

RELIANCE TRUST COMPANY, as Trustee of the Trust

By:	/s/ Kimberly Lowe

Its (Title):	Senior Vice President

Date:	February 18, 2020

WEINGARTEN REALTY INVESTORS

Stephen Richter
Executive Vice President, CFO
February 11, 2020

By:	/s/ Steve Richter

Eleventh Amendment to Promissory Note - 2

Exhibit A

Individuals Authorized to Enter into the Eleventh Amendment to Promissory Note on behalf of Weingarten

Andrew M. Alexander

Stephen C. Richter

Eleventh Amendment to Promissory Note - 3